UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-2183

Barings Corporate Investors
(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Corporation Service Company (CSC) 251 Little Falls Drive, Wilmington, DE 19808
(Name and address of agent for service)

Registrant's telephone number, including area code: 413-226-1000

Date of fiscal year end: 12/31

Date of reporting period: 06/30/20

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

Barings
Corporate Investors

Report for the
Six Months Ended June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website http://www.barings.com/MCI, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

Adviser

Barings LLC

300 S Tryon St., Suite 2500

Charlotte, NC 28202

Independent Registered Public Accounting Firm

KPMG LLP

Boston, Massachusetts 02110

Counsel to the Trust

Ropes & Gray LLP

Boston, Massachusetts 02111

Custodian

State Street Bank and Trust Company

Boston, Massachusetts 02110

Transfer Agent & Registrar

DST Systems, Inc.

P.O. Box 219086

Kansas City, Missouri 64121-9086

1-800-647-7374

Internet Website

www.barings.com/mci

Barings Corporate Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy

Barings Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

Form N-PORT

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330).

A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at www.barings.com/mci; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at www.barings.com/mci; and (2) on the SEC’s website at http://www.sec.gov.

Legal Matters

The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Corporate Investors

TO OUR SHAREHOLDERS

July 31, 2020

We are pleased to present the June 30, 2020 Quarterly Report of Barings Corporate Investors (the “Trust”).

The Board of Trustees declared a quarterly dividend of $0.24 per share, payable on August 14, 2020 to shareholders of record on August 3, 2020. The Trust paid a $0.24 per share dividend for the preceding quarter. The Trust earned $0.21 per share of net investment income for the second quarter of 2020, compared to $0.32 per share in the previous quarter. All of the income earned in the second quarter was recurring in nature, compared to earnings from the previous quarter of which $0.24 per share was recurring and $0.08 per share was related to non-recurring past due interest received.

As of June 30, 2020, the net assets of the Trust were $290,410,387 or $14.33 per share, compared to $291,431,796 or $14.38 per share on March 31, 2020. This translates to a 1.3% total return for the quarter, based on the change in the Trust’s net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 1.1%, 5.9%, 7.3%, 11.0%, and 12.2% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.

The Trust’s share price increased 15.8% during the quarter, from $11.61 per share as of March 31, 2020 to $13.44 per share as of June 30, 2020. The Trust’s market price of $13.44 per share equates to a 6.2% discount to the June 30, 2020 net asset value per share of $14.33. The Trust’s average quarter-end premium for the 3, 5 and 10-year periods was 0.3%, 5.4% and 10.8%, respectively. U.S. equity markets, as approximated by the Russell 2000 Index, increased 25.4% for the quarter. U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the Credit Suisse Leverage Loan Index, increased 3.7% and 9.7% for the quarter, respectively.

The Trust closed one new private placement investment and eight add-on investments to existing portfolio companies during the second quarter. The total amount invested by the Trust in these transactions was $5,843,438. Of note, the new private placement investment and add-on investments were floating rate term loans with one small equity co-investment.

Middle-market merger and acquisition activity remained slow during the second quarter of 2020 as a result of economic stress and uncertainty caused by COVID-19 in March 2020. The lower M&A activity as well as increased need for internal portfolio company liquidity led to lower new investment activity compared to prior quarters. With fewer opportunities in the market, we anticipate a continued competitive environment. As always, we continue to be selective in our investment choices and maintain our underwriting discipline.

Due to COVID-19, the Trust’s current portfolio is experiencing an increased level of economic stress. During the second quarter, one mezzanine debt issuer deferred its quarterly interest payment and was placed on non-accrual. The new non-accrual investment represents less than $0.01 per share in quarterly income for the Trust. On a go-forward basis, we do anticipate a rise in non-accrual loans.

Realization activity slowed in the second quarter with one private investment exit during the quarter, which resulted in a favorable result. Based on COVID-19 and its underlying economic impact, we would anticipate realizations to remain slow as a result of lower M&A activity.

As has been mentioned in prior reports and investor communications, recurring investment income alone has generally not been sufficient to fully fund the current dividend rate, which has been supplemented by non-recurring income and earnings carry forwards. Recurring investment income has generally been below the dividend rate since 2013 due principally to the reduction in the number of higher yielding junior debt investment opportunities to replace prepayments and realizations in the portfolio, combined with generally lower investment returns available due to declining interest rates and market dynamics in recent years. To the extent the Trust’s portfolio companies are adversely impacted by the effects of the COVID-19 pandemic, it may have a material adverse impact on the Trust’s future net investment income, the fair value of its portfolio investments, its financial condition and the results of operations and financial condition of the Trust’s portfolio companies.

Thank you for your continued interest in and support of Barings Corporate Investors.

Sincerely,

Christina Emery

President

(Continued)

1

Portfolio Composition as of 6/30/20*

* Based on market value of total investments

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

2

Barings Corporate Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2020

(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities at fair value (Cost - $267,709,902)	$249,711,068
Corporate restricted securities at market value (Cost - $29,195,532)	27,983,683
Corporate public securities at market value (Cost - $20,305,673)	17,122,990
Short-term securities at amortized cost	999,933

Total investments (Cost - $318,211,040)	295,817,674

Cash	24,098,599
Interest receivable	2,468,944
Receivable for investments sold	42,590
Other assets	14,761

Total assets	322,442,568

Liabilities:
Note payable	30,000,000
Investment advisory fee payable	907,532
Payable for investments purchased	662,484
Interest payable	135,317
Accrued expenses	326,848

Total liabilities	32,032,181

Commitments and Contingencies (See Note 8)

Total net assets	$290,410,387

Net Assets:
Common shares, par value $1.00 per share	$20,261,719
Additional paid-in capital	272,627,173
Total distributable earnings	(2,478,505)

Total net assets	$290,410,387

Common shares issued and outstanding (28,054,782 authorized)	20,261,719

Net asset value per share	$14.33

See Notes to Consolidated Financial Statements

3

CONSOLIDATED STATEMENT OF OPERATIONS

For the six months ended June 30, 2020

(Unaudited)

Investment Income:
Interest	$13,380,210
Dividends	200,199
Other	94,559

Total investment income	13,674,968

Expenses:
Investment advisory fees	1,818,256
Interest	529,500
Trustees’ fees and expenses	360,000
Professional fees	147,103
Reports to shareholders	30,000
Custodian fees	16,800
Other	93,242

Total expenses	2,994,901

Investment income - net	10,680,067

Net realized and unrealized loss on investments:
Net realized gain on investments before taxes	2,223,342
Income tax expense	(712,001)

Net realized gain on investments after taxes	1,511,341

Net increase/(decrease) in unrealized appreciation/(depreciation) of investments before taxes	(25,719,857)

Net increase/(decrease) in unrealized appreciation/(depreciation) of investments after taxes	(25,719,857)

Net loss on investments	(24,208,516)

Net decrease in net assets resulting from operations	$(13,528,449)

See Notes to Consolidated Financial Statements

4

Barings Corporate Investors

CONSOLIDATED STATEMENT OF CASH FLOWS

For the six months ended June 30, 2020

(Unaudited)

Net decrease in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$11,387,380
Purchases of portfolio securities	(42,156,563)
Proceeds from disposition of portfolio securities	33,748,483
Interest, dividends and other income received	11,975,143
Interest expense paid	(529,500)
Operating expenses paid	(2,314,973)
Income taxes paid	(1,763,237)

Net cash provided by operating activities	10,346,733

Cash flows from financing activities:
Cash dividends paid from net investment income	(10,930,627)
Receipts for shares issued on reinvestment of dividends	552,229

Net cash used for financing activities	(10,378,398)

Net decrease in cash	(31,665)
Cash - beginning of period	24,130,264

Cash - end of period	$24,098,599

Reconciliation of net decrease in net assets to net cash provided by operating activities:

Net decrease in net assets resulting from operations	$(13,528,449)

Decrease in investments	24,765,788
Increase in interest receivable	(622,618)
Decrease in receivable for investments sold	168,714
Increase in other assets	(12,149)
Decrease in investment advisory fee payable	(55,747)
Increase in payable for investments purchased	476,255
Increase in accrued expenses	206,175
Decrease in tax payable	(1,051,236)

Total adjustments to net assets from operations	23,875,182

Net cash provided by operating activities	$10,346,733

See Notes to Consolidated Financial Statements

5

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended 6/30/2020 (Unaudited)	For the year ended 12/31/2019
Increase / (decrease) in net assets:
Operations:
Investment income - net	$10,680,067	$22,580,877
Net realized gain on investments after taxes	1,511,341	2,075,608
Net change in unrealized appreciation / (depreciation) of investments after taxes	(25,719,857)	14,356,428

Net (decrease) / increase in net assets resulting from operations	(13,528,449)	39,012,913

Increase from common shares issued on reinvestment of dividends
Common shares issued (2020 - 35,674; 2019 - 143,176)	552,229	2,207,616

Dividends to shareholders from:
Distributable earnings to Common Stock Shareholders (2020 - $0.24 per share; 2019 - $1.20 per share)	(4,862,813)	(24,208,554)

Total (decrease) / increase in net assets	(17,839,033)	17,011,975

Net assets, beginning of period/year	308,249,420	291,237,445

Net assets, end of period/year	$290,410,387	$308,249,420

See Notes to Consolidated Financial Statements

6

Barings Corporate Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding:

	For the six months ended 6/30/2020	For the years ended December 31,
	(Unaudited)	2019	2018	2017	2016
Net asset value:
Beginning of period / year	$15.24	$14.50	$15.22	$14.23	$14.03

Net investment income (a)	0.53	1.11	1.21	1.27	1.12
Net realized and unrealized gain/(loss) on investments	(1.20)	0.82	(0.73)	0.92	0.26

Total from investment operations	(0.67)	1.93	0.48	2.19	1.38

Dividends from net investment income to common shareholders	(0.24)	(1.20)	(1.20)	(1.20)	(1.20)
Increase from dividends reinvested	0.00	0.01	0.00	0.00	0.02

Total dividends	(0.24)	(1.19)	(1.20)	(1.20)	(1.18)

Net asset value: End of period / year	$14.33	$15.24	$14.50	$15.22	$14.23

Per share market value: End of period / year	$13.44	$16.86	$14.70	$15.26	$15.48

Total investment return
Net asset value (b)	(4.39%)	13.71%	3.17%	15.72%	10.13%
Market value (b)	(18.92%)	23.77%	4.54%	6.86%	(3.49%)

Net assets (in millions):
End of period / year	$290.41	$308.25	$291.24	$303.53	$281.57
Ratio of total expenses to average net assets (c)	2.48%(d)	2.33%	2.87%	3.63%	2.92%
Ratio of operating expenses to average net assets	1.65%(d)	1.57%	1.71%	1.59%	1.56%
Ratio of interest expense to average net assets	0.35%(d)	0.35%	0.35%	0.51%	0.56%
Ratio of income tax expense to average net assets	0.48%(d)	0.42%	0.81%	1.53%	0.80%
Ratio of net investment income to average net assets	7.15%(d)	7.41%	8.00%	8.49%	7.80%
Portfolio turnover	11%	21%	48%	25%	29%
(a)	Calculated using average shares.
(b)	Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(c)	Total expenses include income tax expense.
(d)	Annualized.

Senior borrowings:
Total principal amount (in millions)	$30	$30	$30	$30	$30
Asset coverage per $1,000 of indebtedness	$10,680	$11,275	$10,708	$11,118	$10,386

See Notes to Consolidated Financial Statements

7

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2020

(Unaudited)

Corporate Restricted Securities - 95.62%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 85.99%: (C)

1A Smart Start, Inc.
A designer, distributor and lessor of ignition interlock devices (“IIDs”). IIDs are sophisticated breathalyzers wired to a vehicle’s ignition system.
9.32% Second Lien Term Loan due 08/21/2022 (LIBOR + 8.250%)	$3,500,000	12/21/17	$3,467,898	$3,408,250

1WorldSync, Inc.

A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
6.98% Term Loan due 6/24/2025 (LIBOR +5.750%)	$3,482,163	07/01/19	3,423,489	3,310,797

Accelerate Learning

A provider of standards-based, digital science education content of K-12 schools.
5.57% Term Loan due 12/31/2024 (LIBOR + 4.500%)	$2,028,215	12/19/18	1,997,995	1,858,136

Advanced Manufacturing Enterprises LLC

A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	—
* 12/07/12, 07/11/13 and 06/30/15.

AFC - Dell Holding Corporation

A distributor and provider of inventory management services for “C-Parts” used by OEMs in their manufacturing and production facilities.
13% (1% PIK) Senior Subordinated Note due 02/28/2022	$3,888,380	*	3,864,928	3,888,380
Preferred Stock Series A (B)	2,424 shs.	**	227,558	382,793
Preferred Stock Series V (B)	107 shs.	**	10,654	12,160
Common Stock (B)	825 shs.	**	736	45,120
* 03/27/15, 11/16/18, 07/01/19 and 12/05/19.			4,103,876	4,328,453
** 03/27/15, 11/15/18, 07/01/19 and 12/31/19.

Aftermath, Inc.

A provider of crime scene cleanup and biohazard remediation services.
8.00% Term Loan due 04/10/2025 (LIBOR + 5.750%)	$2,594,373	04/09/19	2,547,930	2,468,038

8

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

American Scaffold, Inc.
A provider of scaffolding and environmental containment solutions.
6.32% Term Loan due 09/06/2025 (LIBOR + 5.250%)	$2,685,874	09/06/19	$2,633,685	$2,550,574

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	273 uts.	10/04/12	272,727	340,883

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 05/18/2021	$1,804,736	11/19/15	1,798,369	1,723,593
Limited Liability Company Unit (B)	225,300 uts.	11/18/15	225,300	24,783
			2,023,669	1,748,376
ASPEQ Holdings
A manufacturer of highly-engineered electric heating parts and equipment for a range of industrial, commercial, transportation and marine applications.
6.25% Term Loan due 10/31/2025 (LIBOR + 5.250%)	$2,508,475	11/08/19	2,474,899	2,403,100

Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
7.92% Term Loan due 07/27/2024 (LIBOR + 6.000%)	$3,743,000	10/30/18	3,688,938	3,493,245

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
14% Junior Subordinated Note due 08/17/2022	$27,073	08/30/18	27,073	27,073
11% Senior Subordinated Note due 02/17/2022	$3,074,700	08/17/15	3,055,407	3,074,700
Preferred Stock (B)	425 shs.	08/17/15	424,875	424,875
Common Stock (B)	425 shs.	08/17/15	425	35,314
			3,507,780	3,561,962

9

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing (“NDT”) systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% (3.75% PIK) Senior Subordinated Note due 03/31/2021 (D)	$13,750	07/31/14	$13,493	$—
Limited Liability Company Unit (B) (F)	92,327 uts.	*	—	—
Limited Liability Company Unit Class C Preferred (B) (F)	158,988 uts.	09/29/17	983,202	—
* 07/31/14 and 10/14/15.			996,695	—

BBB Industries LLC

A supplier of re-manufactured parts to the North American automotive aftermarket.
9.58% Second Lien Term Loan due 06/26/2026 (LIBOR +8.500%)	$3,500,000	08/02/18	3,419,971	3,014,055

BCC Software, Inc.

A provider of software and data solutions which enhance mail processing to help direct mail marketers realize discounts from the U.S. Postal Service, avoid penalties associated with mailing errors, and improve the accuracy and efficiency of marketing campaigns.
12% (1% PIK) Senior Subordinated Note due 04/11/2023	$3,915,768	*	3,869,212	3,962,275
Preferred Stock Series A (B)	55 shs.	*	552,214	552,200
Common Stock Class A (B)	1,590 shs.	*	1,748	1,276,636
* 10/11/17 and 01/28/19.			4,423,174	5,791,111

BDP International, Inc.

A provider of transportation and related services to the chemical and life sciences industries.
5.06% Term Loan due 12/14/2024 (LIBOR + 4.750%)	$4,925,000	12/18/18	4,851,722	4,700,882

Beacon Pointe Advisors, LLC

An integrated wealth management platform with comprehensive financial planning capabilities for high net worth clients with complex financial needs.
6.44% Term Loan due 03/31/2026 (LIBOR + 5.000%)	$1,996,818	03/31/20	1,225,816	1,224,770

10

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

BEI Precision Systems & Space Company, Inc.
A provider of advanced design, manufacturing, and testing for custom optical encoder-based positioning systems, precision accelerometers, and micro scanners.
12% (1% PIK) Senior Subordinated Note due 04/28/2024	$3,034,627	04/28/17	$2,996,434	$3,034,627
Limited Liability Company Unit (B)	8,454 uts.	*	845,385	605,806
* 04/28/17 and 02/07/19.			3,841,819	3,640,433

Blue Wave Products, Inc.

A distributor of pool supplies.
13% (1% PIK) Senior Subordinated Note due 12/31/2020	$168,817	10/12/12	168,798	126,613
Common Stock (B)	114,894 shs.	10/12/12	114,894	—
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	—
			329,178	126,613

BlueSpire Holding, Inc.

A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
Common Stock (B)	6,000 shs.	06/30/15	1,902,077	31,588

Brown Machine LLC

A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
6.25% Term Loan due 10/04/2024 (LIBOR + 5.250%)	$1,416,654	10/03/18	1,404,084	1,304,544

Cadence, Inc.

A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
4.68% Lien Term Loan due 04/30/2025 (LIBOR + 4.500%)	$2,240,753	*	2,209,347	2,130,689
* 05/14/18 and 05/31/19.

Cadent, LLC

A provider of advertising solutions driven by data and technology.
6.25% Term Loan due 09/07/2023 (LIBOR + 5.250%)	$2,089,967	09/04/18	2,076,566	1,997,785

11

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and “at risk” youth through alternative education programs.
13.5% (1.5% PIK) Senior Subordinated Note due 03/31/2023	$2,467,278	01/19/11	$2,466,315	$2,467,278
14% (2% PIK) Senior Subordinated Note due 03/31/2023	$660,127	08/03/12	659,836	646,486
Common Stock (B)	1,125 shs.	01/19/11	112,500	64,906
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	884 shs.	01/19/11	87,750	51,020
			3,326,401	3,229,690
Clarion Brands Holding Corp.
A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.
Limited Liability Company Unit (B)	3,759 uts.	07/18/16	384,020	702,277

Claritas Holdings, Inc.
A market research company that provides market segmentation insights to customers engaged in direct-to-consumer and business-to-business marketing activities.
7.00% Term Loan due 12/31/2023 (LIBOR + 6.000%)	$3,319,795	12/20/18	3,262,163	3,160,467

Clubessential LLC
A leading SaaS platform for private clubs and resorts.
7.25% Term Loan due 11/30/2023 (LIBOR + 6.250%)	$3,500,000	01/09/20	3,448,849	3,341,669

Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
9.25% Term Loan due 04/17/2027 (LIBOR + 8.250%)	$3,463,466	04/23/20	3,362,372	3,409,235
Limited Liability Company Unit (F)	37 uts.	04/23/20	36,534	36,535
			3,398,906	3,445,770

12

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
6.00% Term Loan due 01/31/2025 (LIBOR + 5.000%)	$1,304,285	01/30/20	$1,280,370	$1,198,207
Limited Liability Company Unit (F)	2,437 uts.	01/30/20	97,608	75,334
			1,377,978	1,273,541
CORA Health Services, Inc.
A provider of outpatient rehabilitation therapy services.
11% (1% PIK) Term Loan due 05/05/2025	$3,135,116	*	2,959,407	2,690,147
Preferred Stock Series A (B)	1,538 shs.	06/30/16	5,371	229,475
Common Stock Class A (B)	7,692 shs.	06/30/16	7,692	59,341
* 05/01/18, 06/28/19 and 02/20/2020.			2,972,470	2,978,963

Dart Buyer, Inc.
A manufacturer of helicopter aftermarket equipment and OEM Replacement parts for rotorcraft operators, providers and OEMs.
6.32% Term Loan due 04/01/2025 (LIBOR + 5.250%)	$3,474,748	04/01/19	2,841,977	2,742,801

Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023 (D)	$2,882,353	10/07/16	2,848,206	2,594,118
Limited Liability Company Unit (B) (F)	748,287 uts.	*	748,548	37,108
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.			3,596,754	2,631,226

Discovery Education, Inc.
A provider of standards-based, digital education content for K-12 schools.
4.18% Term Loan due 04/30/2024 (LIBOR + 4.250%)	$4,773,580	04/20/18	4,712,647	4,519,551

Dohmen Life Science Services
A provider of drug commercialization services for pharmaceutical and biotech companies, beginning in the late clinical trial phases.
8.61% Second Lien Term Loan due 03/12/2026 (LIBOR + 8.250%)	$2,774,545	03/09/18	2,727,126	2,581,808

13

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
Preferred Stock (B)	61 shs.	05/04/12	$605,841	$866,803
Common Stock (B)	61 shs.	05/04/12	67,316	—
			673,157	866,803
Dunn Paper
A provider of specialty paper for niche product applications.
9.75% Second Lien Term Loan due 08/26/2023 (LIBOR + 8.750%)	$3,500,000	09/28/16	3,467,862	3,313,487

Electronic Power Systems
A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
5.06% Term Loan due 12/21/2024 (LIBOR + 4.750%)	$3,504,131	12/21/18	3,464,824	3,339,130
Common Stock (B)	109 shs.	12/28/18	108,565	197,236
			3,573,389	3,536,366
Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 09/20/2022 (D)	$3,223,328	10/14/16	3,182,857	—
Limited Liability Company Unit (B) (F)	204 uts.	10/14/16	324,074	—
			3,506,931	—
English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$2,733,759	06/30/17	2,700,892	2,685,992
Limited Liability Company Unit (B) (F)	806,916 uts.	06/30/17	806,916	828,633
			3,507,808	3,514,625
E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	574 uts.	06/29/18	574,468	691,444

14

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	394,737 uts.	12/15/10	$338,744	$4,088,193
Limited Liability Company Unit Class B-2 (B)	49,488 uts.	12/15/10	42,469	512,535
Limited Liability Company Unit Class B-3 (B)	39,130 uts.	08/30/12	83,062	415,438
Limited Liability Company Unit Class C (B)	9,449 uts.	12/20/10	52,992	571,341
			517,267	5,587,507
GD Dental Services LLC

A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	—
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	—
			184,049	—
gloProfessional Holdings, Inc.

A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
14% (2% PIK) Senior Subordinated Note due 11/30/2021 (D)	$3,312,324	03/27/13	2,374,812	2,815,475
Preferred Stock (B)	709 shs.	03/29/19	708,661	821,532
Common Stock (B)	2,835 shs.	03/27/13	283,465	50,996
			3,366,938	3,688,003
GraphPad Software, Inc.

A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
7.22% Term Loan due 12/21/2023 (LIBOR + 6.000%)	$4,924,659	*	4,867,680	4,806,781
* 12/19/17 and 04/16/19.

GTI Holding Company

A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
Common Stock (B)	2,093 shs.	*	209,271	281,063
Warrant, exercisable until 2027, to purchase common stock at $.01 per share (B)	795 shs.	02/05/14	73,633	106,758
* 02/05/14 and 11/22/17.			282,904	387,821

15

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	754 uts.	*	$754,061	$713,401
Limited Liability Company Unit Common Class A (B)	7,292 uts.	12/19/14	—	—
* 12/19/14 and 04/29/16.			754,061	713,401

Happy Floors Acquisition, Inc.

A wholesale importer and value-added distributor of premium European flooring tile to residential and commercial end markets.
11.5% (1% PIK) Senior Subordinated Note due 01/01/2023	$795,217	07/01/16	788,966	792,517
Common Stock (B)	303 shs.	07/01/16	303,333	603,071
			1,092,299	1,395,588

Hartland Controls Holding Corporation

A manufacturer and distributor of electronic and electromechanical components.
14% (2% PIK) Senior Subordinated Note due 12/01/2023	$2,407,189	02/14/14	2,405,308	2,407,189
14% Senior Subordinated Note due 12/01/2023	$876,458	06/22/15	876,024	876,458
Common Stock (B)	1,666 shs.	02/14/14	1,667	425,044
			3,282,999	3,708,691
HHI Group, LLC

A developer, marketer, and distributor of hobby-grade radio control products.
Limited Liability Company Unit (B) (F)	203 uts.	01/17/14	203,125	486,306

Holley Performance Products

A provider of automotive aftermarket performance products.
5.76% Term Loan due 10/24/2025 (LIBOR + 5.000%)	$4,925,000	10/24/18	4,868,635	4,522,591

HOP Entertainment LLC

A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B) (F)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F)	89 uts.	10/14/11	—	—
			—	—

16

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Hyperion Materials & Technologies, Inc.
A producer of specialty hard materials and precision tool components that are used to make precision cutting, grinding and other machining tools used by tool manufacturers and final product manufacturers.
6.5% Term Loan due 8/14/2026 (LIBOR + 5.500%)	$3,340,611	08/16/19	$3,287,087	$3,213,091

IM Analytics Holdings, LLC
A provider of test and measurement equipment used for vibration, noise, and shock testing.
7.57% Term Loan due 11/22/2023 (LIBOR + 6.500%)	2,212,353 uts.	11/21/19	2,193,545	1,890,461
Warrant, exercisable until 2026, to purchase common stock at $.01 per share (B)	18,488 uts.	11/25/19	—	—
			2,193,545	1,890,461
Industrial Service Solutions
A provider of maintenance, repair and overhaul services for process equipment within the industrial, energy and power end-markets.
6.74% Term Loan due 01/31/2026 (LIBOR + 5.500%)	$1,884,640	02/05/20	1,849,481	1,728,302

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	75 uts.	06/30/15	—	—
Common Stock (B)	667 shs.	07/15/08	539,502	—
			539,502	—
LAC Acquisition LLC
A provider of center-based applied behavior analysis treatment centers for children diagnosed with autism spectrum disorder.
6.06% Term Loan due 10/01/2024 (LIBOR + 5.750%)	$3,648,379	10/01/18	2,747,577	2,613,110
Limited Liability Company Unit Class A (F)	46,914 uts.	10/01/18	46,914	52,582
			2,794,491	2,665,692

17

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.5% Senior Subordinated Note due 05/30/2022 (D)	$1,259,914	01/15/10	$1,212,363	$—
15% (2.5% PIK) Senior Subordinated Note due 05/30/2022 (D)	$345,759	10/05/10	343,820	—
Common Stock (B)	106 shs.	10/05/10	106,200	—
Common Stock Class B (B)	353 shs.	01/15/10	352,941	—
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	312 shs.	10/05/10	283,738	—
			2,299,062	—

Master Cutlery LLC

A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 07/13/2020 (D)	$1,736,205	04/17/15	1,735,060	—
Limited Liability Company Unit	9 uts.	04/17/15	1,356,658	—
			3,091,718	—

Media Recovery, Inc.

A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
6.75% First Out Term Loan due 11/22/2025 (LIBOR + 5.750%)	$771,707	11/25/19	757,815	716,804

MES Partners, Inc.

An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% (1% PIK) Senior Subordinated Note due 09/30/2021 (D)	$2,313,644	09/30/14	2,298,968	578,411
12% (1% PIK) Senior Subordinated Note due 09/30/2021 (D)	$621,555	02/28/18	614,971	155,389
Preferred Stock Series A (B)	62,748 uts.	07/25/19	25,184	—
Common Stock Class B (B)	526,019 shs.	*	495,405	—
* 09/30/14 and 02/28/18.			3,434,528	733,800

MeTEOR Education LLC

A leading provider of classroom and common area design services, furnishings, equipment and instructional support to K-12 schools.
12% Senior Subordinated Note due 06/20/2023	$2,297,872	03/09/18	2,269,996	2,283,185
Limited Liability Company Unit (B) (F)	456 uts.	03/09/18	459,574	201,925
			2,729,570	2,485,110

18

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
Limited Liability Company Unit Class B-1 (B) (F)	225,000 uts.	11/30/10	$—	$155,994
Limited Liability Company Unit Class B-2 (B) (F)	20,403 uts.	11/30/10	—	14,146
			—	170,140

New Mountain Learning, LLC

A leading provider of blended learning solutions to the K-12 and post-secondary school market.
7.00% Term Loan due 03/16/2024 (LIBOR + 6.000%)	$4,153,205	03/15/18	4,097,204	4,022,545
7.00% Super Priority Delayed Draw Term Loan (LIBOR + 6.000% Cash & 2.000% PIK)	$1,085,624	01/08/20	725,406	725,406
			4,822,610	4,747,951

Options Technology Ltd

A provider of vertically focused financial technology managed services and IT infrastructure products for the financial services industry.
4.81% Term Loan due 12/18/2025 (LIBOR + 4.500%)	$3,345,411	12/23/19	2,584,678	2,488,044

PANOS Brands LLC

A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,“free from” healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$3,602,879	02/17/17	3,573,837	3,580,238
Common Stock Class B (B)	772,121 shs.	*	772,121	757,236
* 01/29/16 and 02/17/17.			4,345,958	4,337,474

PB Holdings LLC

A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
6.32% Term Loan due 03/06/2025 (LIBOR + 5.250%)	$1,764,734	03/06/19	1,736,790	1,634,642

Pegasus Transtech Corporation

A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
7.25% Term Loan due 11/17/2024 (LIBOR + 6.250%)	$3,842,523	11/14/17	3,782,399	3,711,545

19

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	0.90% int.	*	$419,207	$45,869
* 11/29/12 and 12/20/16.

Polytex Holdings LLC

A manufacturer of water based inks and related products serving primarily the wall covering market.
13.9% (7.9% PIK) Senior Subordinated Note due 12/31/2021 (D)	$2,170,983	07/31/14	2,159,212	1,628,237
Limited Liability Company Unit	300,485 uts.	07/31/14	300,485	—
Limited Liability Company Unit Class F	75,022 uts.	*	50,322	—
* 09/28/17 and 02/15/18.			2,510,019	1,628,237

PPC Event Services

A special event equipment rental business.
14% (2% PIK) Senior Subordinated Note due 05/28/2023 (D)	$2,705,679	11/20/14	2,502,495	—
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	—
Limited Liability Company Unit Series A-1 (B)	689 uts.	03/16/16	86,067	—
			2,938,562	—

ReelCraft Industries, Inc.

A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
Limited Liability Company Unit Class B	595,745 uts.	11/13/17	374,731	994,232

REVSpring, Inc.

A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
8.43% Second Lien Term Loan due 10/11/2026 (LIBOR + 8.250%)	$3,500,000	10/11/18	3,417,603	3,229,037

Rock-it Cargo

A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
5.06% Term Loan due 06/22/2024 (G) (LIBOR + 2.000% Cash & 2.750% PIK)	$4,993,797	07/30/18	4,910,045	3,979,856

ROI Solutions

Call center outsourcing and end user engagement services provider.
6.43% Term Loan due 07/31/2024 (LIBOR + 5.000%)	$3,772,704	07/31/18	1,471,775	1,351,555

20

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
7.00% Term Loan due 05/29/2022 (LIBOR + 6.000%)	$2,590,401	01/08/19	$2,568,507	$2,524,554

Sandvine Corporation

A provider of active network intelligence solutions.
8.18% Second Lien Term Loan due 11/02/2026 (LIBOR + 8.000%)	$3,500,000	11/01/18	3,430,677	3,222,970

Sara Lee Frozen Foods

A provider of frozen bakery products, desserts and sweet baked goods.
5.50% Lien Term Loan due 07/30/2025 (LIBOR + 4.500%)	$3,789,451	07/27/18	3,727,596	3,509,767

Scaled Agile, Inc.

A provider of training and certifications for IT professionals focused on software development.
5.75% Term Loan due 06/28/2024 (LIBOR + 4.750%)	$1,374,980	06/27/19	1,364,007	1,321,514

Soliant Holdings, LLC

A healthcare staffing platform focused on placing highly skilled professionals in the education, nursing/allied health, life sciences and pharmacy end-markets.
6.50% Term Loan due 11/30/2026 (LIBOR + 5.500%)	$2,113,786	12/27/19	2,074,536	2,013,752

Specified Air Solutions

A manufacturer and distributor of heating, dehumidification and other air quality solutions.
10.5% (0.5% PIK) Senior Subordinated Note due 06/19/2024	$2,504,274	12/19/18	2,485,362	2,529,317
Limited Liability Company Unit	1,078,873 uts.	02/20/19	1,095,236	2,767,734
			3,580,598	5,297,051

Springbrook Software

A provider of vertical-market enterprise resource planning software and payments platforms focused on the local government end-market.
6.75% Term Loan due 12/20/2026 (LIBOR + 5.750%)	$3,437,351	12/23/19	2,447,914	2,350,916

21

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

SR Smith LLC
A manufacturer of mine and tunneling ventilation products in the United States.
11% Senior Subordinated Note due 03/27/2022 (D)	$2,200,568	*	$2,189,211	$1,963,311
Limited Liability Company Unit Class A	2,174 uts.	*	2,152,688	3,505,226
* 03/27/17 and 08/07/18.			4,341,899	5,468,537

Strahman Holdings Inc.

A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	317,935 shs.	12/13/13	317,935	644,058
Preferred Stock Series A-2 (B)	53,086 shs.	09/10/15	59,987	107,539
			377,922	751,597

Sunrise Windows Holding Company

A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 05/28/2021 (D)	$6,633,931	*	4,075,756	5,307,145
Common Stock (B)	115 shs.	12/14/10	114,504	—
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	112 shs.	12/14/10	111,747	—
* 12/14/10, 08/17/12 and 03/31/16.			4,302,007	5,307,145

Sunvair Aerospace Group Inc.

An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 08/01/2024 (D)	$2,827,690	07/31/15	2,785,938	2,686,305
Common Stock (B)	139 shs.	*	213,007	189,329
* 07/31/15 and 11/08/17.			2,998,945	2,875,634

The Hilb Group, LLC

An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
6.75% Term Loan due 09/30/2026 (LIBOR + 5.750%)	$3,160,687	12/02/19	2,520,437	2,429,826

Therma-Stor Holdings LLC

A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
10.5% (0.5% PIK) Senior Subordinated Note due 11/30/2023	$2,807,338	11/30/17	2,807,338	2,835,411
Limited Liability Company Unit (B)	39,963 uts.	11/30/17	6,435	14,514
			2,813,773	2,849,925

22

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Transit Technologies LLC
A software platform for the transportation market that offers end-to-end software solutions focused on operations, fleet management and telematics services.
4.94% Term Loan due 02/10/2025 (LIBOR + 4.750%)	$3,247,254	02/13/20	$1,568,965	$1,463,890

Trident Maritime Systems

A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
5.67% Unitranche Term Loan due 06/04/2024 (LIBOR + 5.500%)	$4,746,242	05/14/18	4,676,979	4,488,440

Tristar Global Energy Solutions, Inc.

A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 12/31/2020	$2,444,733	01/23/15	2,442,947	2,200,260

Truck-Lite

A leading provider of harsh environment LED safety lighting, electronics, filtration systems, and telematics for a wide range of commercial vehicles, specialty vehicles, final mile delivery vehicles, off-road/off-highway, marine, and other adjacent harsh environment markets.
7.25% Term Loan due 12/02/2026 (LIBOR + 6.250%)	$3,484,744	12/13/19	2,971,102	2,816,224

Trystar, Inc.

A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
5.82% Term Loan due 10/01/2023 (LIBOR + 4.750%)	$4,190,933	09/28/18	4,143,336	4,055,934
Limited Liability Company Unit (B) (F)	97 uts.	09/28/18	96,883	132,371
			4,240,219	4,188,305

U.S. Legal Support, Inc.

A provider of court reporting, record retrieval and other legal supplemental services.
6.82% Term Loan due 11/12/2024 (LIBOR + 5.750%)	$4,403,266	*	4,334,030	4,031,750
* 11/29/18 and 03/25/19.

U.S. Oral Surgery Management

An operator of oral surgery practices providing medically necessary treatments.
7.00% Term Loan due 12/31/2023 (LIBOR + 6.000%)	$4,964,392	*	4,878,043	4,482,104
* 01/04/19 and 10/01/19.

23

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

U.S. Retirement and Benefit Partners, Inc.
A leading independent provider of outsourced benefit design and administration and retirement services, primarily to K-12 school districts, employee unions, and governmental agencies.
9.75% Second Lien Term Loan due 09/29/2025 (LIBOR + 8.750%)	$3,262,000	03/05/18	$3,213,615	$3,048,489

UBEO, LLC
A dealer and servicer of printers and copiers to medium sized businesses.
11.00% Term Loan due 10/03/2024	$3,162,500	11/05/18	3,114,790	2,838,768

Velocity Technology Solutions, Inc.
A provider of outsourced hosting services for enterprise resource planning software applications and information technology infrastructure to mid and large-sized enterprises.
7.45% Lien Term Loan due 12/07/2023 (LIBOR + 6.000%)	$4,105,500	12/07/17	4,081,960	3,941,429

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
6.57% First Lien Term Loan due 05/22/2024 (LIBOR + 5.500%)	$4,923,616	05/17/18	4,847,441	4,598,186

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% (1% PIK) Senior Subordinated Note due 08/03/2021	$955,408	08/03/15	952,838	238,852
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	751,212	—
			1,704,050	238,852
Whitebridge Pet Brands Holdings, LLC
A portfolio of natural treats and foods for dogs and cats.
Limited Liability Company Unit Class A (B) (F)	250 uts.	04/18/17	300,485	329,151
Limited Liability Company Unit Class B (B) (F)	250 uts.	04/18/17	—	125,866
			300,485	455,017
Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	318 shs.	01/22/16	126,157	301,406

World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
5.75% Term Loan due 12/31/2025 (LIBOR + 4.750%)	$2,548,446	01/09/20	2,489,758	2,452,061

24

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Worldwide Express Operations, LLC
A third party logistics company providing parcel, less than truck load and truck load services focused on the small and medium business market through both company owned and franchise locations.
9.00% Second Lien Term Loan due 02/03/2025 (LIBOR + 8.000%)	$4,375,000	02/13/17	$4,331,817	$4,066,751

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
Common Stock (B)	4,500 shs.	11/03/11	450,000	378,466

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
Preferred Stock Series A (B)	5,957 shs.	02/05/19	595,752	595,700
Common Stock (B)	4,151 shs.	*	406,617	188,479
* 03/04/15 and 02/07/18.			1,002,369	784,179

Total Private Placement Investments (E)			$267,709,902	$249,711,068

25

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 9.64%:

Bonds - 9.64%
Acrisure LLC / Acrisure Finance Inc.	7.000%	11/15/25	$1,281,000	$1,211,007	$1,224,956
American Airlines Group Inc.	11.750	07/15/25	1,000,000	990,004	947,190
Apex Tool Group LLC / BC Mountain Finance Inc.	9.000	02/15/23	778,000	778,000	562,105
BWAY Holding Company	7.250	04/15/25	1,500,000	1,385,780	1,360,155
Calumet Specialty Products Partners, L.P.	11.000	04/15/25	1,000,000	1,000,000	965,000
Carlson Travel, Inc.	9.500	12/15/24	779,000	727,981	342,760
Cleveland-Cliffs, Inc.	6.750	03/15/26	1,000,000	899,641	965,000
CommScope Finance LLC	8.250	03/01/27	1,000,000	952,233	1,027,700
Dominion Diamond (D)	7.125	11/01/22	1,000,000	558,977	10,250
First Quantum Minerals Ltd.	7.500	04/01/25	889,000	853,774	851,218
Gates Global LLC	6.250	01/15/26	1,200,000	1,066,280	1,179,000
Genesys Telecommunications Laboratories, Inc.	10.000	11/30/24	1,000,000	971,323	1,040,000
Golden Nugget, Inc.	8.750	10/01/25	1,000,000	884,889	565,000
Houghton Mifflin Harcourt	9.000	02/15/25	1,000,000	981,890	965,000
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	859,000	866,971	866,963
New Gold Inc.	6.250	11/15/22	889,000	890,986	898,446
New Gold Inc.	6.375	05/15/25	231,000	231,000	233,310
OPE KAG Finance Sub	7.875	07/31/23	1,016,000	1,033,826	894,080
Ortho-Clinical Diagnostics, Inc.	7.250	02/01/28	490,000	446,983	498,074
Panther BF Aggregator 2 LP	8.500	05/15/27	200,000	185,181	200,990
Prime Security Services, LLC	6.250	01/15/28	1,200,000	1,057,981	1,131,000
Spirit AeroSystems, Inc.	7.500	04/15/25	1,000,000	987,872	986,250
Suncoke Energy	7.500	06/15/25	581,000	574,757	491,061
Terrier Media Buyer, Inc.	8.875	12/15/27	1,020,000	975,881	977,925
The Manitowoc Company, Inc.	9.000	04/01/26	1,487,000	1,477,813	1,472,130
TransDigm Group, Inc.	6.250	03/15/26	1,000,000	987,958	997,520
Trident TPI Holdings Inc	9.250	08/01/24	1,000,000	973,438	1,025,000
Univision	6.625	06/01/27	527,000	527,000	503,285
Veritas US Inc. / Veritas Bermuda Ltd.	10.500	02/01/24	1,500,000	1,482,927	1,342,500
Verscend Holding Corp.	9.750	08/15/26	965,000	1,025,274	1,036,748
Vertical Holdco GmbH	7.625	07/15/28	281,000	281,000	281,000
VICI Properties, Inc.	4.625	12/01/29	1,250,000	1,035,480	1,218,750
Warrior Met Coal, Inc.	8.000	11/01/24	251,000	251,000	244,725
WESCO International, Inc.	7.125	06/15/25	316,000	316,000	332,789
WESCO International, Inc.	7.250	06/15/28	327,000	324,425	345,803

Total Bonds				29,195,532	27,983,683

26

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount	Cost	Market Value

Common Stock - 0.00%
Pinnacle Operating Corporation (Earnout Units) (B)	$80,841	$—	$—
TherOX, Inc. (B)	6	—	—
Touchstone Health Partnership (B)	1,168	—	—

Total Common Stock		—	—

Total Rule 144A Securities		29,195,532	27,983,683

Total Corporate Restricted Securities		$296,905,434	$277,694,751

Corporate Public Securities - 5.90%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 2.78%
Almonde, Inc.	7.250%	8.250%	06/13/25	$940,734	$952,440	$810,075
Almonde, Inc.	3.500	4.500	06/13/24	712,357	618,535	621,047
BMC Software Finance, Inc.	4.250	4.428	06/26/25	985,000	977,599	929,594
Confie Seguros Holding II Co	8.500	8.673	10/31/25	922,394	908,291	618,770
Edelman Financial Services	6.750	6.930	06/08/26	258,914	257,933	235,127
Envision Healthcare Corporation	3.750	3.928	10/10/25	997,468	649,977	650,848
Fieldwood Energy LLC (D)	5.250	—	04/01/22	344,430	323,949	62,573
Fieldwood Energy LLC (D)	7.250	—	04/01/22	1,455,992	996,676	8,736
Golden Nugget, Inc.	2.500	3.250	10/04/23	873,541	718,774	690,097
ION Trading Technologies S.a.r.l	4.000	5.072	11/21/24	555,649	545,820	531,834
Kronos Incorporated	8.250	9.250	12/31/99	409,457	407,222	409,203
PS Logistics LLC	4.750	5.750	03/01/25	982,500	989,187	894,075
STS Operating, Inc.	8.000	9.000	04/25/26	1,000,000	1,010,000	745,000
Wastequip, LLC	7.750	8.750	02/27/26	1,000,000	985,669	883,330

Total Bank Loans					10,342,072	8,090,309

Bonds - 2.77%
Century Communities, Inc.	5.875	07/15/25	1,285,000	1,133,869	1,278,575
Clear Channel Worldwide Holdings, Inc.	9.250	02/15/24	250,000	238,504	231,900
Genesis Energy, L.P.	6.500	10/01/25	675,000	639,864	577,125
Hecla Mining Company	7.250	02/15/28	1,000,000	942,181	1,015,000
Hughes Satellite Systems Corporation	7.625	06/15/21	1,000,000	1,001,893	1,030,000
Jupiter Resources Inc.	13.000	02/05/24	123,252	123,252	110,926
Laredo Petroleum, Inc.	10.125	01/15/28	1,000,000	782,717	690,000
Sonic Automotive, Inc.	6.125	03/15/27	204,000	204,000	201,960
Targa Resources Partners LP	4.250	11/15/23	1,200,000	1,036,400	1,146,000
Triumph Group, Inc.	7.750	08/15/25	1,000,000	1,006,751	751,250

27

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Public Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

United Rentals (North America), Inc.	4.625%	10/15/25	$1,000,000	$889,713	$1,005,000

Total Bonds				7,999,144	8,037,736

Common Stock - 0.03%
Chase Packaging Corporation (B)			9,541	—	1,145
Fieldwood Energy LLC			19,599	474,575	980
Jupiter Resources Inc.			101,360	489,882	76,020

Total Common Stock				964,457	78,145

Preferred stock - 0.32%
B. Riley Financial, Inc.			40,000	1,000,000	916,800

Total Preferred Stock				1,000,000	916,800

Total Corporate Public Securities				$20,305,673	$17,122,990

Short-Term Securities:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 0.34%
Fidelity National Information Services, Inc.	0.270%	07/10/20	$1,000,000	$999,933	$999,933

Total Short-Term Securities				$999,933	$999,933

Total Investments	101.86%			$318,211,040	$295,817,674

Other Assets	9.17				26,624,894
Liabilities	(11.03)				(32,032,181)

Total Net Assets	100.00%				$290,410,387
(A)	In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid securities. As of June 30, 2020, the value of these securities amounted to $249,711,068 or 85.99% of net assets.
(F)	Held in CI Subsidiary Trust.
(G)	PIK non-accrual

^ Effective yield at purchase

PIK - Payment-in-kind

28

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 6.91%
American Scaffold, Inc.	$2,550,574
BEI Precision Systems & Space Company, Inc.	3,640,433
Dart Buyer, Inc.	2,742,801
Spirit AeroSystems, Inc.	986,250
Sunvair Aerospace Group Inc.	2,875,634
TransDigm Group, Inc.	997,520
Trident Maritime Systems	4,488,440
Trident TPI Holdings Inc	1,025,000
Triumph Group, Inc.	751,250
20,057,902

AIRLINES - 0.33%
American Airlines Group Inc.	947,190

AUTOMOTIVE - 6.37%
Aurora Parts & Accessories LLC	3,561,962
BBB Industries LLC	3,014,055
DPL Holding Corporation	866,803
English Color & Supply LLC	3,514,625
Holley Performance Products	4,522,591
Panther BF Aggregator 2 LP	200,990
Truck-Lite	2,816,224
18,497,250

BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.84%
The Hilb Group, LLC	2,429,826

BUILDING MATERIALS - 2.41%
Happy Floors Acquisition, Inc.	1,395,588
Sunrise Windows Holding Company	5,307,145
Wolf-Gordon, Inc.	301,406
7,004,139

CABLE & SATELLITE - 0.35%
Hughes Satellite Systems Corporation	1,030,000

CHEMICALS - 0.86%
LBC Tank Terminals Holding Netherlands B.V.	866,963
Polytex Holdings LLC	1,628,237
2,495,200

CONSTRUCTION MACHINERY - 0.35%
United Rentals (North America), Inc.	1,005,000

Fair Value/ Market Value

CONSUMER CYCLICAL SERVICES - 4.58%
Accelerate Learning	$1,858,136
Carlson Travel, Inc.	342,760
CHG Alternative Education Holding Company	3,229,690
MeTEOR Education LLC	2,485,110
PPC Event Services	—
Prime Security Services, LLC	1,131,000
PS Logistics LLC	894,075
ROI Solutions	1,351,555
Soliant Holdings, LLC	2,013,752
13,306,078

CONSUMER PRODUCTS - 4.23%
AMS Holding LLC	340,883
Apex Tool Group LLC / BC Mountain Finance Inc.	562,105
Blue Wave Products, Inc.	126,613
Elite Sportswear Holding, LLC	—
gloProfessional Holdings, Inc.	3,688,003
GTI Holding Company	387,821
Handi Quilter Holding Company	713,401
HHI Group, LLC	486,306
Manhattan Beachwear Holding Company	—
Master Cutlery LLC	—
New Mountain Learning, LLC	4,747,951
Whitebridge Pet Brands Holdings, LLC	455,017
York Wall Holding Company	784,179
12,292,279

DIVERSIFIED MANUFACTURING - 9.24%
F G I Equity LLC	5,587,507
Gates Global LLC	1,179,000
Hyperion Materials & Technologies, Inc.	3,213,091
K P I Holdings, Inc.	—
Motion Controls Holdings	170,140
Reelcraft Industries, Inc.	994,232
SR Smith LLC	5,468,537
Strahman Holdings Inc.	751,597
The Manitowoc Company, Inc.	1,472,130
Therma-Stor Holdings LLC	2,849,925
Trystar, Inc.	4,188,305
Vertical Holdco GmbH	281,000

See Notes to Consolidated Financial Statements

29

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

WESCO International, Inc.	$678,592
26,834,056

ELECTRIC - 1.22%
Electronic Power Systems	3,536,366

FINANCIAL OTHER - 2.50%
Acrisure LLC / Acrisure Finance Inc.	1,224,956
Beacon Pointe Advisors, LLC	1,224,770
B. Riley Financial, Inc.	916,800
Confie Seguros Holding II Co	618,770
Edelman Financial Services	235,127
U.S. Retirement and Benefit Partners, Inc.	3,048,489
7,268,912

FOOD & BEVERAGE - 3.82%
Del Real LLC	2,631,226
PANOS Brands LLC	4,337,474
Sara Lee Frozen Foods	3,509,767
Westminster Acquisition LLC	238,852
WP Supply Holding Corporation	378,466
11,095,785

HEALTHCARE - 5.86%
Cadence, Inc.	2,130,689
CORA Health Services, Inc.	2,978,963
Dohmen Life Science Services	2,581,808
Envision Healthcare Corporation	650,848
GD Dental Services LLC	—
LAC Acquisition LLC	2,665,692
Ortho-Clinical Diagnostics, Inc.	498,074
U.S. Oral Surgery Management	4,482,104
Verscend Holding Corp.	1,036,748
17,024,926

HOME CONSTRUCTION - 0.44%
Century Communities, Inc.	1,278,575

INDEPENDENT - 0.33%
Fieldwood Energy LLC	72,289
Laredo Petroleum, Inc.	690,000
Jupiter Resources Inc.	186,946
949,235

Fair Value/ Market Value

INDUSTRIAL OTHER - 11.38%
AFC - Dell Holding Corporation	$4,328,453
Aftermath, Inc.	2,468,038
ASPEQ Holdings	2,403,100
Concept Machine Tool Sales, LLC	1,273,541
E.S.P. Associates, P.A.	691,444
Hartland Controls Holding Corporation	3,708,691
Industrial Service Solutions	1,728,302
IM Analytics Holdings, LLC	1,890,461
Media Recovery, Inc.	716,804
PB Holdings LLC	1,634,642
Specified Air Solutions	5,297,051
STS Operating, Inc.	745,000
UBEO, LLC	2,838,768
Wastequip, LLC	883,330
World 50, Inc.	2,452,061
33,059,686

LODGING - 0.42%
VICI Properties, Inc.	1,218,750

MEDIA & ENTERTAINMENT - 3.18%
BlueSpire Holding, Inc.	31,588
Cadent, LLC	1,997,785
Clear Channel Worldwide Holdings, Inc.	231,900
Discovery Education, Inc.	4,519,551
HOP Entertainment LLC	—
Houghton Mifflin Harcourt	965,000
Terrier Media Buyer, Inc.	977,925
Univision	503,285
9,227,034

METALS & MINING - 1.62%
Cleveland-Cliffs, Inc.	965,000
Dominion Diamond	10,250
First Quantum Minerals Ltd.	851,218
Hecla Mining Company	1,015,000
New Gold Inc.	1,131,756
Suncoke Energy	491,061
Warrior Met Coal, Inc.	244,725
4,709,010

MIDSTREAM - 0.59%
Genesis Energy, L.P.	577,125

See Notes to Consolidated Financial Statements

30

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

Targa Resources Partners LP	$1,146,000
1,723,125

OIL FIELD SERVICES - 0.02%
Avantech Testing Services LLC	—
Petroplex Inv Holdings LLC	45,869
45,869

PACKAGING - 1.52%
ASC Holdings, Inc.	1,748,376
Brown Machine LLC	1,304,544
BWAY Holding Company	1,360,155
Chase Packaging Corporation	1,145
4,414,220

PAPER - 1.14%
Dunn Paper	3,313,487

PHARMACEUTICALS - 0.24%
Clarion Brands Holding Corp.	702,277

REFINING - 1.34%
MES Partners, Inc.	733,800
Calumet Specialty Products Partners, L.P.	965,000
Tristar Global Energy Solutions, Inc.	2,200,260
3,899,060

RESTAURANTS - 0.43%
Golden Nugget, Inc.	1,255,097

RETAILERS - 0.07%
Sonic Automotive, Inc.	201,960

TECHNOLOGY - 21.71%
1A Smart Start, Inc.	3,408,250
1WorldSync, Inc.	3,310,797
Almonde, Inc.	1,431,122
Audio Precision	3,493,245
BCC Software, Inc.	5,791,111

Fair Value/ Market Value

BMC Software Finance, Inc.	$929,594
Claritas Holdings, Inc.	3,160,467
Clubessential LLC	3,341,669
Command Alkon	3,445,770
CommScope Finance LLC	1,027,700
Fidelity National Information Services, Inc.	999,933
GraphPad Software, Inc.	4,806,781
Genesys Telecommunications Laboratories, Inc.	1,040,000
ION Trading Technologies S.a.r.l	531,834
Kronos Incorporated	409,203
Options Technology Ltd	2,488,044
REVSpring, Inc.	3,229,037
Ruffalo Noel Levitz	2,524,554
Sandvine Corporation	3,222,970
Scaled Agile, Inc.	1,321,514
Springbrook Software	2,350,916
Transit Technologies LLC	1,463,890
U.S. Legal Support, Inc.	4,031,750
Velocity Technology Solutions, Inc.	3,941,429
Veritas US Inc. / Veritas Bermuda Ltd.	1,342,500
63,044,080

TRANSPORTATION SERVICES - 7.56%
BDP International, Inc.	4,700,882
OPE KAG Finance Sub	894,080
Pegasus Transtech Corporation	3,711,545
Rock-it Cargo	3,979,856
VP Holding Company	4,598,186
Worldwide Express Operations, LLC	4,066,751
21,951,300

Total Investments - 101.86%
(Cost - $318,211,040)	$295,817,674

See Notes to Consolidated Financial Statements

31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1.	History

Barings Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and have delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $249,711,068 (85.99% of net assets) as of June 30, 2020 the values of which have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value:

Corporate Public Securities at Market Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At June 30, 2020, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default

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(Unaudited)

rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.

Short-Term Securities

Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of June 30, 2020.

The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of June 30, 2020 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$85,092,516	$—	$27,983,683	$57,108,833
Bank Loans	164,452,462	—	—	164,452,462
Common Stock - U.S.	5,043,010	—	—	5,043,010
Preferred Stock	5,350,537	—	—	5,350,537
Partnerships and LLCs	17,756,226	—	—	17,756,226
Public Securities
Bank Loans	8,090,309	—	8,090,309	—
Corporate Bonds	8,037,736	—	7,926,810	110,926
Common Stock - U.S.	78,145	1,145	76,020	980
Preferred Stock	916,800	—	916,800	—
Short-term Securities	999,933	—	999,933	—
Total	$295,817,674	$1,145	$45,993,555	$249,822,974
See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

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Quantitative Information about Level 3 Fair Value Measurements*

The following table represents quantitative information about Level 3 fair value measurements as of June 30, 2020.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted**
Bank Loans	$164,452,461	Discounted Cash Flows	Discount Rate	5.8% to 15.3%	8.6%

Corporate Bonds	$38,778,029	Discounted Cash Flows	Discount Rate	8.5% to 20.7%	12.2%

	$18,330,804	Market Approach	Valuation Multiple	4.9x to 9.8x	7.2x

			EBITDA	$0.0 million to $18.1 million	$7.8 million

Equity Securities***	$28,149,773	Market Approach	Valuation Multiple	4.9x to 16.7x	10.4x

			EBITDA	$0.0 million to $279.2 million	$69.4 million

	$980	Broker Quote	Single Broker	$0.05	$0.05
*	Excludes Level 3 assets of $110,926 which are valued based upon unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.
**	The weighted averages disclosed in the table above were weighted by relative fair value
***	Including partnerships and LLC’s

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2019	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 6/30/2020
Restricted Securities
Corporate Bonds	$92,228,739	$(10,409,484)	$2,164,806	$(16,128,183)	$(10,747,045)	$—	$—	$57,108,833
Bank Loans	153,784,961	(7,124,479)	18,316,039	(772,236)	(979,550)	1,227,727	—	164,452,462
Common Stock - U.S.	8,865,431	(276,830)	—	(3,545,591)	—	—	—	5,043,010
Preferred Stock	5,976,446	(255,027)	—	(370,882)	—	—	—	5,350,537
Partnerships and LLCs	19,082,729	(1,394,230)	288,751	(221,024)	—	—	—	17,756,226
Public Securities
Bank Loans	3,268,022	10,000	—	(980,000)	—	—	(2,298,022)	—
Corporate Bonds	—	(12,325)	123,251	—	—	—	—	110,926
Common Stock	—	(355,075)	—	—	—	356,055	—	980
Total	$283,206,328	$(19,817,450)	$20,892,847	$(22,017,916)	$(11,726,595)	$1,583,782	$(2,298,022)	$249,822,974

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Income, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	$332,222	—
Net realized gain on investments before taxes	$2,592,652	—
Net change in unrealized depreciation of investments before taxes	$(22,742,324)	(22,734,918)

B. Accounting for Investments:

Investment Income

Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of June 30, 2020, the fair value of the Trust’s non-accrual assets was $17,809,950, or 6.0% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $30,216,764, or 9.5% of the total cost of the Trust’s portfolio.

Payment-in-Kind Interest

The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash.

Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of June 30, 2020, the fair value of the Trust’s PIK non-accrual assets was $3,979,856, or 1.3% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s PIK non-accrual assets was $4,910,045, or 1.5% of the total cost of the Trust’s portfolio.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

D. Federal Income Taxes:

The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of

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(Unaudited)

its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of June 30, 2020, the CI Subsidiary Trust has incurred income tax expense of $712,001.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of June 30, 2020, the CI Subsidiary Trust has no deferred tax liability.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

3.	Investment Services Contract

A. Services:

Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.

C. Basis for Board Renewal of Contract

At a meeting of the Trustees held by remote electronic communications (in accordance with Securities and Exchange Commission relief) on April 23, 2020, the Trustees (including a majority of the Trustees who are not “interested persons” of the Trust or Barings) unanimously approved a one year continuance of the Contract.

Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees’ legal responsibilities in connection with their review and re-approval of the Contract. The Trustees also requested and received from Barings extensive written and oral information regarding, among other matters: the principal terms of the Contract; the reasons why Barings was proposing the continuance of the Contract; Barings and its personnel; the Trust’s investment performance, including comparative performance information; the nature and quality of the services provided by Barings to the Trust; financial results and condition of Barings; the fee arrangements between Barings and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Barings; and “fallout” benefits to Barings resulting from the Contract.

In connection with their deliberations regarding the continuation of the Contract, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees’ conclusion as to the continuance of the Contract was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements between Barings and the Trust are the result of years of review and discussion between the independent Trustees and Barings, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Nature, Extent and Quality of Services to be Provided by Barings to the Trust

In evaluating the scope and quality of the services provided by Barings to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Barings under the Contract; (ii) Barings’ ability to find and negotiate private placement securities having equity features that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Barings’ staff; (iv) the strength of Barings’ financial condition;

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(Unaudited)

(v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the expansion of the scope of services provided by Barings as a result of recent regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Barings, and expected to be provided in the future, under the Contract.

Investment Performance

The Trustees also examined the Trust’s short-term, intermediate-term, and long-term performance as compared against various benchmark indices presented at the meeting, which showed that the Trust had outperformed such indices for the 1-, 3-, 5- and 10-year periods. In addition, the Trustees considered comparisons of the Trust’s performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Broadridge closed-end bond universe. The Trustees considered that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments, and because business development companies often report returns based on market value, which is affected by factors other than the performance of the underlying portfolio investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust’s absolute and relative performance over time have been sufficient to warrant renewal of the Contract.

Advisory Fee/Cost of Services Provided and Profitability/ Manager’s “Fall-Out” Benefits

In connection with the Trustees’ consideration of the advisory fee paid by the Trust to Barings under the Contract, Barings noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than Barings Participation Investors, which is also advised by Barings. Under the terms of its Investment Advisory and Administrative Services Contract, Barings

Participation Investors is charged a quarterly investment advisory fee of 0.225% of net asset value as of the end of each quarter, which is approximately equal to 0.90% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Barings to various private and public funds that Barings manages that invest in similar asset classes, and observed that the fee Barings Participation Investors charged compares favorably to the Trust’s advisory fee.

At the request of the Trustees, Barings provided information concerning the profitability of Barings’ advisory relationship with the Trust. The Trustees also considered the non-economic benefits Barings and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust’s portfolio transactions used by Barings for third-party soft dollar arrangements. The Trustees recognized that Barings should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Barings’ historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee under the Contract is reasonable.

Economies of Scale

The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees also examined the breakpoint features of selected competitive funds and noted that the minimum starting point for fee reductions in those funds was at least $200 million, close to the value of the Trust’s current net assets. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust’s current size and closed-end fund structure.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees (including a majority of the Trustees who are not “interested persons” of the Trust or Barings) unanimously concluded that the Trust’s Contract should be continued for an additional one-year period.

4.	Senior Secured Indebtedness

MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2017. The Note is due November 15, 2027 and accrues interest at 3.53% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2020, the Trust incurred total interest expense on the Note of $529,500.

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(Unaudited)

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5.	Purchases and Sales of Investments

	For the six months ended 6/30/20
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$34,126,601	$32,581,253
Corporate public securities	8,506,217	998,516

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of June 30, 2020. The net unrealized depreciation of investments for financial reporting and Federal tax purposes as of June 30, 2020 is $(22,393,366) and consists of $16,775,136 appreciation and $39,168,502 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $nil on net unrealized losses on the CI Subsidiary Trust.

6.	Quarterly Results of Investment Operations (unaudited)

	March 31, 2020

	Amount	Per Share
Investment income	$7,961,059
Net investment income	6,462,406	$0.32
Net realized and unrealized loss on investments (net of taxes)	(23,832,259)	(1.18)

	June 30, 2020

	Amount	Per Share
Investment income	$5,713,909
Net investment income	4,217,661	$0.21
Net realized and unrealized loss on investments (net of taxes)	(376,257)	(0.02)
7.	Investment Risks

In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust’s policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may continue to adversely impact the prices and liquidity of the Trust’s investments and the Trust’s performance.

8.	Commitments and Contingencies

During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements. At June 30, 2020, the Trust had the following unfunded commitments:

Investment	Unfunded Amount
ROI Solutions LLC	$2,235,294
Transit Technologies	1,623,627
Springbrook Software	932,416
Lighthouse Autism Center	830,370
Beacon Pointe Advisors, LLC	727,273
Options Technology Ltd	698,343
Dart Aerospace	570,500
The Hilb Group, LLC	566,344
Truck-Lite	448,718
New Mountain Learning	360,218
Cora Health Services, Inc.	162,930
9.	Results of Shareholder Meeting

The Annual Meeting of Shareholders was held on Thursday, April 23, 2020. The shareholders were asked to vote to re-elect Michael H. Brown, Barbara M. Ginader and Maleyne M. Syracuse as Trustees for three-year terms, respectively. The results of the voting are set forth below.

	Shares for	Withheld
Michael H. Brown	15,043,163	288,203
Barbara M. Ginader	15,063,262	268,104
Maleyne M. Syracuse	15,034,231	297,135
10.	Subsequent Events

Effective July 22, 2020, Jill Dinerman succeeded Janice M. Bishop as Secretary and Chief Legal Officer for the Trust.

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This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Japan Limited; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings BDC, Inc.; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

•	Applications or other forms, interviews, or by other means;
•	Consumer or other reporting agencies, government agencies, employers or others;
•	Your transactions with us, our affiliates, or others; and
•	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

April 2019

40

Members of the Board of

Trustees

Clifford M. Noreen

Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

Robert E. Joyal

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Christina Emery

President

Jonathan Bock

Vice President & Chief

Financial Officer

Jill Dinerman

Secretary & Chief Legal Officer

Sean Feeley

Vice President

Elizabeth Murray

Principal Accounting Officer

Christopher D. Hanscom

Treasurer

Michael Cowart

Chief Compliance Officer

Jonathan Landsberg

Vice President

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

Barings Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Barings Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

41

Barings Corporate Investors

CI6216

ITEM 2. CODE OF ETHICS.

Not applicable for this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable for this filing.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 13. EXHIBITS.

(a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

Not applicable for this filing.

(a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1

Attached hereto as EX-99.31.2

(a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)  CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Barings Corporate Investors

By:	/s/ Christina Emery
Christina Emery, President

Date:	September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christina Emery
Christina Emery, President

Date:	September 4, 2020

By:	/s/ Jonathan Bock
Jonathan Bock, Vice President and Chief Financial Officer

Date:	September 4, 2020